UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 6, 2022
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
475 Quaker Meeting House Road Honeoye Falls, NY		14472
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

As previously announced, the Company will host its Investor Day on June 7, 2022. The Company is hereby furnishing as an exhibit to this report a copy of a presentation to be given by certain senior executives of the Company as part of its Investor Day. The Company is hosting a webcast during which it will make the presentation to investors. The link to the webcast (live and archived) can be found at the Company’s website at https://investors.hyzonmotors.com/events-and-presentations/.

The presentation referred to above contains or may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Actual results and developments may differ materially from the expectations expressed in or implied by such forward-looking statements because of risks and uncertainties, including the risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2021 and in its subsequent reports on Form 10-Q and Form 8-K.

The information contained in Item 7.01 of this current report on Form 8-K, including Exhibit 99.1, is being “furnished” to the Securities and Exchange Commission, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Investor Presentation
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: June 6, 2022	By:	/s/ Samuel Chong
	Name:	Samuel Chong
	Title:	Chief Financial Officer